UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022

EAGLE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-20146	54-1601306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Main Street P.O. Box 391 Berryville, Virginia	22611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 955-2510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2022, the Board of Directors of Eagle Financial Services, Inc. (the “Company”) appointed Tanya Matthews and Edward Hill as new directors of the Company and its subsidiary bank, Bank of Clarke County (the “Bank”), effective January 26, 2022.

Ms. Matthews, age 65, is the Co-Founder, President and Chairman of the Board of the Matthews Group, Inc. t/a TMG Construction Corporation (TMG). TMG is a leading design/builder and general contractor serving institutional, governmental, and military clients. Woman/Native American owned and MBE-certified, TMG specializes in new construction, renovations and additions, and facilities maintenance support under Lump Sum, Indefinite Delivery/Indefinite Quantity (IDIQ) Task Order and Job Order contracts.

Dr. Hill, age 57, is a physician executive, entrepreneur, investor, innovator and medical jurisprudence professional with cross-discipline education, training and experience and a cross-functional skill-set. He is the founding member of several corporations and companies in the northern Virginia area.

Ms. Matthews has been named to the compensation committee and Dr. Hill has been named to the risk committee of the Board of Directors. As of the effective date of their appointment, Ms. Matthews and Mr. Hill will be entitled to the same compensation as the other directors, including board meeting and committee fees for each meeting attended and annual stock grants, as described in the Company’s Proxy Statement filed in connection with the 2021 Annual Meeting of Shareholders.

Item 8.01	Other Events

On January 27, 2022, the Registrant issued a press release announcing the board of directors’ declaration of a cash dividend payable February 18, 2022. A copy of the company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 8.01 above.

Exhibit No.	Description

99.1 104	Press release dated January 27, 2022 Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2022

Eagle Financial Services, Inc.

By:	/s/ KATHLEEN J. CHAPPELL
Kathleen J. Chappell
Executive Vice President and CFO